                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 24, 2001
                                                           ------------

                                   BLYTH, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  1-13026                  36-2984916
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        (State or other             (Commission           (IRS Employer
         jurisdiction of            File Number)        Identification No.)
         incorporation)


              One East Weaver Street, Greenwich, Connecticut 06831
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.        Other Events

         See Exhibit 99.1 and Exhibit 99.2 attached hereto.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

         (c) Exhibits

             99.1 Press Release
             99.2 Press Release

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BLYTH, INC.



Date: May 24, 2001                     By: /s/ Bruce D. Kreiger
                                           -----------------------------------
                                       Name: Bruce D. Kreiger
                                       Title: Vice President & General Counsel